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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 25, 2004

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                  333-113636               20-0842986
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 (STATE OR OTHER JURISDICTION        (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)         IDENTIFICATION NO.)


   383 Madison Avenue
   New York, New York                                   10179
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    (ADDRESS OF PRINCIPAL                            (ZIP CODE)
      EXECUTIVE OFFICES)

Registrant's telephone number, including area code, is (212) 272-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events
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Description of the Mortgage Pool

         Bear Stearns Asset Backed Securities I LLC (the "Registrant") plans a series of certificates, entitled Bear Stearns Asset Backed Securities I Trust 2004-FR3 Asset-Backed Certificates, Series 2004-FR3 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004, among Bear Stearns Asset Backed Securities I LLC as depositor, EMC Mortgage Corporation, as seller and master servicer and LaSalle Bank National Association, as trustee. The Certificates to be designated as the Series 2004-FR3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of fixed and adjustable rate mortgage loans secured by first and second liens on one- to four-family residential properties.

Collateral Term Sheets

         Bear, Stearns & Co. Inc. and Banc of American Securities LLC, (together, the "Underwriters") have advised the Registrant that they have furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01.        Financial Statements, PRO FORMA Financial and Exhibits
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                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


                 EXHIBIT NO.                                                DESCRIPTION
                 -----------                                                -----------
                    99.1               Collateral  Term  Sheets  (as  defined  in Item 5) that  have been  provided  by Bear,
                                       Stearns & Co.,  Inc. to certain  prospective  purchasers  of Bear Stearns Asset Backed
                                       Securities I Trust 2004-FR3, Asset-Backed Certificates, Series 2004-FR3.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           BEAR STEARNS ASSET BACKED
                                           SECURITIES I LLC



                                           By: /s/ Matthew Perkins
                                               --------------------------------
                                               Name:  Matthew Perkins
                                               Title: Senior Managing Director



Dated: October 25, 2004

                                Index to Exhibits



                                                                                               SEQUENTIALLY
     EXHIBIT NO.                                DESCRIPTION                                   NUMBERED PAGE
     -----------                                -----------                                   -------------
        99.1           Collateral  Term  Sheets (as defined in Item 5) that have been               P
                       provided by Bear,  Stearns & Co., Inc. to certain  prospective purchasers  of Bear Stearns  Asset  Backed  Securities I Trust
                       2004-FR3, Asset-Backed Certificates, Series 2004-FR3.

                                  EXHIBIT 99.1

                                 FILED BY PAPER